UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                                                                     November 20, 2012

TRANSAX INTERNATIONAL LIMITED
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	0-27845 (Commission File Number)	90-0287423 (IRS Employer Identification No.)

South Part 1-101, Nanshe Area, Pengnan Industrial Park, North Yingbinbei Road, Waisha Town, Longhu District, Shantou, Guangdong, China	515023
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(86) 754 83238888

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

On November 20, 2012 Transax International Limited held a special meeting of its shareholders at which shareholders voted on three proposals in accordance with the proxy statement dated October 29, 2012 as filed with the Securities and Exchange Commission on October 30, 2012.  All of these proposals were approved by our shareholders at the special meeting.  Of the 96,078,960 shares of our common stock and 6,500,000 shares of our Series C convertible preferred stock outstanding and entitled to vote at the special meeting, 48,408,671 shares of common stock and 6,500,000 shares of our Series C convertible preferred stock (or 53.5%), constituting a quorum, were represented in person or by proxy at the special meeting.

The final voting results on each proposal are set forth below.

Proposal 1:   Approval of articles of amendment to our articles of incorporation changing our corporate name to “Big Tree Group, Inc.”

Class	“For”	“Against”	Abstain	Broker Non-Vote
Common stock	48,400,921	3,000	4,750	0
Series C convertible preferred stock	6,500,000	0	0	0

Proposal 2:    Approval of a 1:700 reverse stock split of our outstanding common stock.

Class	“For”	“Against”	Abstain	Broker Non-Vote
Common stock	47,119,514	640,532	568,625	0
Series C convertible preferred stock	6,500,000	0	0	0

Proposal 3:   Approval of articles of amendment to our articles of incorporation to permit action by our shareholders by majority written consent.

Class	“For”	“Against”	Abstain	Broker Non-Vote
Common stock	48,289,919	113,002	5,750	0
Series C convertible preferred stock	6,500,000	0	0	0

The articles of amendment as filed with the Secretary of State of Colorado are filed as Exhibit 3.4 to this report.  Later this week we expect to file the balance of documents with the Financial Industry Regulatory Authority, Inc. (FINRA) which are necessary to complete the processing of the reverse stock split and name change.  We will file another Current Report on Form 8-K at such time as the record date and effective date of the reverse stock split have been finalized.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

3.4	Articles of Amendment to the Articles of Incorporation as filed with the Secretary of State of Colorado on November 26, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Transax International Limited

Date: November 27, 2012	By: /s/ Wei Lin
Wei Lin, Chief Executive Officer and Chairman of the Board of Directors